UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 1, 2016
Date of Report
(Date of earliest event reported)

Cornerstone OnDemand, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number 001-35098

Delaware	13-4068197
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
1601 Cloverfield Blvd.
Suite 620 South
Santa Monica, CA 90404
(Address of principal executive offices, including zip code)

(310) 752-0200 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 4, 2016, Cornerstone OnDemand, Inc. (the “Company”) issued a press release reporting results for the quarter ended March 31, 2016. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
The attached press release includes a discussion of certain non-GAAP financial measures as well as a reconciliation of such non-GAAP financial measures to the corresponding GAAP financial measures.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 1, 2016, the board of directors of the Company appointed Brian Swartz to replace Mr. Wallack as the Company’s Chief Financial Officer, effective as of the earlier of: (i) a date determined by the Company’s Chief Executive Officer and (ii) June 1, 2016. As we previously reported, Perry Wallack provided notice of his intent to retire from his position as the Company’s Chief Financial Officer and to remain in such position as needed to ensure an orderly transition of his duties and responsibilities to his successor.
Mr. Swartz, age 43, has served as Senior Vice President and Chief Financial Officer of zulily, inc., an online retailer, since June 2015 and intends to continue to serve in such capacity at zulily until early June 2016. From December 2006 to April 2015, Mr. Swartz served in a variety of finance roles at Apollo Education Group, Inc., a private-sector education company, most recently as Senior Vice President and Chief Financial Officer. From 2002 to 2006, Mr. Swartz served as Vice-President and Corporate Controller at EaglePicher Incorporated, an advanced technology and industrial products and services company. From 1994 to 2002, Mr. Swartz was at Arthur Andersen, LLP. Mr. Swartz holds a B.S. in Accounting from the University of Arizona. Mr. Swartz is a Certified Public Accountant.
There are no arrangements or understandings between Mr. Swartz and any other persons pursuant to which he was selected as Chief Financial Officer. There are also no family relationships between Mr. Swartz and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Brian Swartz Employment Agreement, Change of Control Severance Agreement and Indemnification Agreement
The Company entered into an employment agreement (the “Employment Agreement”) and a Change of Control Severance Agreement (the “Change of Control Agreement”) with Mr. Swartz, each dated May 1, 2016.
Term. The Employment Agreement and the Change of Control Agreement both have an initial term of three (3) years commencing on May 1, 2016 (the “Employment Start Date”). On the third anniversary of the Employment Start Date, each agreement will renew automatically for additional one- year terms, unless either party provides the other with written notice of non-renewal at least ninety (90) days prior to the date of automatic renewal.
Salary, Bonus and Benefits. Mr. Swartz will receive an annual base salary of $425,000 with a target annual performance bonus of 70% of his base salary. For 2016 only, Mr. Swartz’s minimum annual performance bonus will equal 70% of his base salary, pro-rated based on the employment start date.
Equity Awards. Subject to approval of the compensation committee of the board of directors of the Company (the “Committee”), Mr. Swartz will be granted: (i) an option (the “Option”) to purchase 50,000 shares of the Company’s common stock with a per share exercise price equal to the fair market value of the Company’s common stock on the date of grant, (ii) an award of 50,000 restricted stock units (the “Initial RSU Award”), and (iii) an award of 40,000 restricted stock units (the “Supplemental RSU Award”). Both the Option and the Initial RSU Award will be scheduled to vest over four (4) years and the Supplemental RSU Award will be scheduled to vest over two (2) years. All vesting is subject to Mr. Swartz’s continued employment with the Company on each scheduled vesting date.
Relocation and Related Expenses. The Company will pay for or reimburse Mr. Swartz for all reasonable and customary moving expenses associated with his relocation to the greater Los Angeles region, up to a maximum of $40,000. Additionally, the Company will reimburse certain costs associated with the sale of Mr. Swartz’s primary residence and travel between his current home and the greater Los Angeles region, and his local accommodations.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.
Severance Benefits. The Company intends to enter into its standard form of Change of Control Severance Agreement with Mr. Swartz, a copy of which has been filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 7, 2013 and is incorporated herein by reference.
Indemnification. The Company intends to enter into its standard form of indemnification agreement with Mr. Swartz, a copy of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-169621) filed with the Securities and Exchange Commission on December 17, 2010 and is incorporated herein by reference.
Perry Wallack Retirement Agreement
In connection with his resignation as the Company’s Chief Financial Officer, Mr. Wallack entered into a transition agreement (“Retirement Agreement”) with the Company, dated May 1, 2016, pursuant to which Mr. Wallack released all claims he may have against the Company and affirmed his obligations regarding confidential information as stated in his Proprietary Information and Inventions Agreement entered into with the Company.
The Retirement Agreement provides that through Mr. Wallack’s actual termination of employment with the Company, which is expected to occur on or around December 31, 2016, he will continue to be employed pursuant to the current terms of his employment, as amended by the Retirement Agreement. If Mr. Wallack remains employed with the Company through December 31, 2016, or, if prior to that date his employment with the Company is terminated for reasons other than for “cause”, then, subject to Mr. Wallack executing and not revoking a supplemental release of claims, he will receive the following: (i) any unpaid bonus he would have received pursuant to the Company’s 2016 annual cash incentive arrangement assuming as if he continued employment through December 31, 2016, (ii) the ability to exercise any vested stock options through December 31, 2018, and (iii) continued eligibility to earn some or all of the restricted stock units subject to the December 14, 2014 Restricted Stock Unit Award Agreement (the “December 2014 Grant Agreement”), with the maximum number of restricted stock units that may be earned under the December 2014 Grant Agreement upon achievement of the maximum and target performance levels each decreased by 32%.
The foregoing description of the Retirement Agreement is qualified in its entirety by reference to the full text of the Retirement Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.
Item 8.01 Other Events.
On May 4, 2016, the Company issued a press release announcing that, effective as of the earlier of (i) a date determined by the Company’s Chief Executive Officer and (ii) June 1, 2016, Mr. Swartz will join the Company as its Chief Financial Officer. The press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
The information set forth under this Item 8.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements.
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding the resignation of an officer and the expected appointment of an officer are forward-looking statements that involve a number of uncertainties and risks. Actual results may differ materially from these statements and from actual future events or results due to a variety of factors, which are described in reports and documents the Company files from time to time with the Securities and Exchange Commission, including the factors described under the section titled “Risk Factors” in the Company’s Annual Report on Forms 10-K for the fiscal year ended December 31, 2015. Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K, which are based on information available to us on the date hereof. Except to the extent required by applicable law, the Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated May 4, 2016
99.2	Press release dated May 4, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone OnDemand, Inc.

/s/ Perry A. Wallack
Perry A. Wallack
Chief Financial Officer
Date: May 4, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 4, 2016
99.2	Press release dated May 4, 2016